FIRST AMENDING AGREEMENT TO AMENDED AND
             RESTATED CREDIT AGREEMENT DATED JUNE 29, 1994

          THIS AGREEMENT made as of the 31st day of March, 1995

BETWEEN

          WAINOCO OIL CORPORATION, a body corporate having office in the City of Houston, in the State of Texas

                               - and -

          MORGAN BANK OF CANADA, a Canadian chartered bank with offices in the city of Toronto, in the Province of Ontario (in its own capacity and in its capacity as Agent)

                               - and -

          PARIBAS BANK OF CANADA, a Canadian chartered bank with offices in the City of Toronto, in the Province of Ontario

                               - and -

          THE BANK OF TOKYO CANADA , a Canadian chartered bank with offices in the City of Vancouver, in the Province of British
Columbia

          WHEREAS parties hereto have entered into an Amended and Restated Credit Agreement dated June 29, 1994 (the "Credit
Agreement") which provides for a revolving term facility in the maximum principal amount of Cdn. $34,000,000;

          AND WHEREAS the parties hereto wish to amend the Credit
Agreement as hereinafter provided;

          NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the sum of one dollar ($1.00) and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.        Definitions

          Capitalized terms used herein shall, unless otherwise defined, have the meanings given to them in the Credit Agreement.

2.        Amendments

          The Credit Agreement is hereby amended as follows:

     (a)  the definition of "Fixed Charges" contained in Section
1.1 of the Credit Agreement is amended by deleting therefrom "20 quarterly installments" and substituting therefor "16 quarterly installments";

     (b) the definition of "Termination Date" in Section 1.1 of the Credit Agreement is amended by deleting therefrom "December, 1995" and substituting therefor "December, 1996"; and

     (c) Section 2.4(a) of the Credit Agreement is amended by deleting therefrom "one-twentieth (1/20th)" and substituting therefor "one-sixteenth (1/16th)".

3.        Counterpart Execution

          This Agreement may be executed in any number of counterparts and all executed counterparts shall be read together and shall form one and the same instrument.

4.        Ratification

          The Credit Agreement is hereby ratified and confirmed as being in full force and effected as amended hereby.

5.        Enurement

          Subject to Section 9.6 of the Credit Agreement, this
Agreement shall enure to the benefit of and be binding upon each of the parties hereto and its permitted successors and assigns.

WAINOCO OIL CORPORATION

Per:  /s/ Julie H. Edwards
      -------------------------

MORGAN BANK OF CANADA, as Agent

Per:  /s/ Andrew Shelton
      -------------------------


MORGAN BANK OF CANADA

Per:  /s/ Andrew Shelton
      -------------------------

THE BANK OF TOKYO CANADA

Per:  /s/ Y. Tagawa
      -------------------------
      Executive Vice President &
        General Manager

PARIBAS BANK OF CANADA

Per:  /s/ James Goodall
      -------------------------
      Group Vice President